PENSIONS - Net Periodic Benefit Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Components of net periodic benefit cost:
Service cost	$ (75)	$ (120)	$ (155)
Interest cost	(1,087)	(879)	(1,271)
Expected return on plan assets	254	214	318
Recognized actuarial loss	(774)	(1,131)	(848)
Net periodic benefit cost	$ (1,682)	$ (1,916)	$ (1,956)